UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4thStreet, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 28, 2023, Wrap Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 - Election of Directors.

The Company’s directors are elected by a plurality of the votes cast. Stockholders elected Wayne Walker, Kevin Mullins, Scot Cohen, Michael Parris, Kevin Sherman, Bruce T. Bernstein and Marc Savas to serve on the Board of Directors until the 2024 annual meeting of stockholders, or until their successors are duly elected and qualified.

	For	Withheld
Wayne Walker	18,328,413	2,769,670
Kevin Mullins	18,784,350	2,313,733
Scot Cohen	18,574,075	2,524,008
Michael Parris	18,086,016	3,012,067
Kevin Sherman	18,171,656	2,926,427
Bruce T. Bernstein	18,547,947	2,550,136
Marc Savas	16,904,747	4,193,336

Proposal No. 2 – Advisory Vote to Approve Executive Compensation.

The vote required to approve this proposal, on a non-binding advisory basis, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2023.

	For	Against	Abstain
Votes	17,513,493	3,211,169	373,421

Proposal No. 3 - Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation.

The vote required to approve this proposal, on a non-binding advisory basis, was the affirmative vote of a majority of the votes cast on the proposal. Based upon the results of voting on this proposal, and consistent with the Board of Directors’ recommendation, the Board of Directors has determined that the Company’s stockholders will vote on a Say-On-Pay Proposal every THREE years.

	One Year	Two Years	Three Years	Abstain
Votes	9,578,720	459,096	10,696,787	363,480

Proposal No. 4 - Ratification of Rosenberg Rich Baker Berman, P.A. as the Company’s Independent Auditors for the Fiscal Year Ended December 31, 2023.

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2023.

For	Against	Abstain
26,143,703	1,759,048	427,010

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 10, 2023.

Item 8.01 Other Items.

On June 27, 2023, the Company issued a press release to announce that year-to-date sales in 2023 for Wrap Reality, the Company’s advanced virtual reality training system, have surpassed the total sales achieved for the platform in 2022. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: June 30, 2023	By:	/s/ Chris DeAlmeida
Chris DeAlmeida
Chief Financial Officer